Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
Pursuant To 18 U.S.C. Section 1350, As Adopted Under
Section 906 Of The Sarbanes-Oxley Act Of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of General Cable Corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-Q for the quarter ended April 1, 2005 (the “Report”) that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2005	s\:GREGORY B. KENNY
Gregory B. Kenny
Chief Executive Officer

Date: May 10, 2005	s\:CHRISTOPHER F. VIRGULAK

Christopher F. Virgulak
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.

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